UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

_________________

Date of Report (Date of earliest event reported): August 5, 2015

InspireMD, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35731	26-2123838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Columbus Avenue Boston, Massachusetts	02116
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (857) 453-6553

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 5, 2015, InspireMD, Ltd. (“InspireMD”), a wholly owned subsidiary of InspireMD, Inc. (the “Company”), entered into a distribution agreement (the “Distribution Agreement”) with Penumbra, Inc. (“Penumbra”), pursuant to which Penumbra will act as the exclusive distributor of the Company’s CGuard carotid embolic prevention system products (the “Products”) in Austria, France, Sweden, Denmark, Norway, Finland, Estonia, Lithuania, Portugal, Switzerland and the United Kingdom and Ireland (the “Exclusive Territory”). The territory covered by the Distribution Agreement also includes non-exclusive rights to distribute the Products in Latvia, Benelux, Germany and Poland (together with the Exclusive Territory, the “Territory”).

Under the terms of the Distribution Agreement, InspireMD will use all commercially reasonable efforts to obtain all required permits, licenses and other approvals necessary to import, market or sell the Products in the Territory. Within 60 days after receipt of all such required approvals in a given Territory, Penumbra shall place its initial stocking order for the Products, for which Penumbra will pay one-half of the purchase price upon placing such order and the remainder of the purchase price 30 days after receipt of the Products and InspireMD’s invoice for such Products. If, in InspireMD’s reasonable discretion, Penumbra fails to order a sufficient quantity of Products to successfully commercialize the Products in the applicable Territory, then InspireMD may reduce the Territory covered by the Distribution Agreement upon providing 60 days’ notice to Penumbra.

The Distribution Agreement requires Penumbra to use commercially reasonable efforts to purchase Products in certain minimum target amounts agreed to by the parties for the 2015 and 2016 calendar years. For all subsequent calendar years during the term of the Distribution Agreement, the parties will agree to the minimum annual purchase targets at least 30 days prior to the commencement of such calendar year, which shall be determined in good faith by mutual agreement, taking into account various relevant factors, such as the sales attained during the preceding calendar year and prevailing market conditions, among others. The parties have fixed the initial prices to be paid by Penumbra for Products through December 31, 2015, which remain subject to certain reductions for inventory shelf life and other adjustments to be negotiated by the parties.

The initial term of the Distribution Agreement ends on December 31, 2018, unless sooner terminated pursuant to the termination rights set forth therein. Either party may terminate the Distribution Agreement (i) without cause upon providing 60 days’ notice to the other party, (ii) upon the other party’s material breach of the Distribution Agreement, which is not cured 30 days after written notice thereof from the non-breaching party and (iii) immediately without notice upon the bankruptcy, insolvency, dissolution, assignment for the benefit of creditors or similar event with respect to the other party. InspireMD may also terminate the Distribution Agreement if it reasonably believes that Penumbra, or any party acting on its behalf, has violated the United States Foreign Corrupt Practices Act of 1977. In addition, if at any time during the term of the Distribution Agreement, Penumbra distributes or offers for sale products that, in InspireMD’s reasonable judgment, compete with any of the Products, then InspireMD may terminate the Distribution Agreement or change the exclusive rights granted to non-exclusive rights upon providing 30 days’ notice to Penumbra.

Pursuant to the Distribution Agreement, InspireMD is subject to customary covenants and other continuing regulatory, record-keeping and reporting obligations.

The Distribution Agreement also contains a limited three year warranty for the Products and other mutual confidentiality and indemnification obligations for InspireMD and Penumbra.

The foregoing summary of the Distribution Agreement is not complete, and is qualified in its entirety by reference to the full text of such Distribution Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2015.

Item 2.02 Results of Operations and Financial Condition.

On August 5, 2015, the Company issued a press release announcing its financial and operating results for the fiscal quarter ended June 30, 2015. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.

The Company intends, from time to time, to present and/or distribute to the investment community and utilize at various industry and other conferences a slide presentation, which is attached hereto as Exhibit 99.2. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.2.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by reference in such a filing.

Item 8.01 Other Events.

On August 5, 2015, the Company issued a press release announcing that InspireMD has entered into the Distribution Agreement with Penumbra. A copy of the press release is attached hereto as Exhibit 99.3, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
*99.1	Earnings release dated August 5, 2015.
*99.2	Slide Presentation of InpsireMD, Inc. dated August 2015.
99.3	Press release dated August 5, 2015.

*This exhibit is furnished pursuant to Item 2.02 or Item 7.01, as applicable, and shall not be deemed to be “filed.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InspireMD, Inc.

Date: August 5, 2015	By:	/s/ Craig Shore
Name: Craig Shore
Title: Chief Financial Officer